                                                                    Exhibit 10.1


                              ANALOG DEVICES, INC.

                             1988 STOCK OPTION PLAN


1.   Purpose.
     -------

     The purpose of this plan (the "Plan") is to secure for Analog Devices, Inc. (the "Company") and its shareholders the benefits arising from capital stock ownership by key employees of the Company and its parent and subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include the parent and all subsidiaries of the Company.

2.   Type of Options and Administration.
     ----------------------------------

     (a) TYPES OF OPTIONS. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422A of the Internal Revenue Code of 1986, as amended (the "Code") or non-statutory options which are not intended to meet the requirements of Section 422A.

     (b) ADMINISTRATION. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of the Company's Common Stock and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board of Directors may, to the full extent permitted by law, delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

     (c) GRANT OF OPTIONS TO DIRECTORS. With respect to the participation of any director in the Plan, his selection as a participant and the number of option shares to be allocated to such director shall be determined either (i) by the Board of Directors,



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of which a majority, as well as a majority of the directors acting in the matter, shall be "disinterested persons" (as hereinafter defined) or (ii) by, or only in accordance with, the recommendations of a committee of three or more persons having full authority to act in the matter, of which all members shall be "disinterested persons". For the purposes of the Plan, a director or member of such committee shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of paragraph (d)(3) of Rule 16b-3 of the Securities and Exchange Commission (or any successor rule), as such term is interpreted from time to time.

3.   Eligibility.
     -----------

     Options shall be granted only to persons who are, at the time of grant, key employees (including officers and directors who are employees) of the Company. No person shall be granted any Incentive Stock Option under the Plan who, at the time such option is granted, owns, directly or indirectly, Common Stock of the Company possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the requirements of paragraph (b) of
Section 11 are satisfied. The attribution of stock ownership provisions of
Section 425(d) of the Code, and any successor provisions thereto, shall be applied in determining the shares of stock owned by a person for purposes of applying the foregoing percentage limitation. A person who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board of Directors shall so determine.

4.   Stock Subject to Plan.
     ---------------------

     Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 1,600,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

5.   Forms of Option Agreements.
     --------------------------

     As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be specified by the Board of Directors.

6.   Purchase Price.
     -------------

     (a) GENERAL. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors, PROVIDED, HOWEVER, that (i) in the case of an Incentive Stock Option, the exercise price shall not

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



be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of such fair market value in the case of options described in paragraph (b) of
Section 11, and (ii) in the case of a non-statutory option, the exercise price shall not be less than 50% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option.

     (b) PAYMENT OF PURCHASE PRICE. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, by delivery to the Company of shares of Common Stock of the Company having a fair market value equal in amount to the exercise price of the options being exercised, or by any combination of such methods of payment. The fair market value of any shares of the Company's Common Stock which may be delivered upon exercise of an option shall be determined in accordance with the terms of the applicable option agreement.

7.   Option Period.
     -------------

     Each option and all rights thereunder shall expire on such date as the Board of Directors shall determine, but, in the case of Incentive Stock Options, in no event after the expiration of ten years from the day on which the option is granted (or five years in the case of options described in paragraph (b) of Section ii) and, in the case of non-statutory options, in no event after the expiration of ten years plus 30 days from the day on which the option is granted, and in either case, shall be subject to earlier termination as provided in the Plan.

8.   Exercise of Options.
     -------------------

     Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the agreement evidencing such option, subject to the provisions of
Section 7 above.

9.   Nontransferability of Options.
     -----------------------------

     No option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. During the life of the optionee, the option shall be exercisable only by such person.

10.  Effect of Termination of Employment.
     -----------------------------------

     No option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed

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by the Company, except that if and to the extent the option agreement or instrument so provides:

     (a) the option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement);

     (b) if the optionee dies while in the employ of the Company, the option may be exercised in full by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

     (c) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provision thereto) while in the employ of the Company, the option may be exercised in full within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement);

PROVIDED, HOWEVER, that in no event may any option be exercised after the expiration date of the option. For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

11.  Incentive Stock Options.
     -----------------------

     Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

     (a) DOLLAR LIMITATION. Incentive Stock Options granted to any employee under the Plan (and any other incentive stock option plans of the Company shall not, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate fair market value (determined as of the respective date or dates of grant) of more than $100,000.

     (b) 10% SHAREHOLDER. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 425(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

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          (i)  The purchase price per share of the Common Stock subject to such
     Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

          (ii) The option exercise period shall not exceed five years from the date of grant.

     12.  Additional Provisions.
          ---------------------

     (a) ADDITIONAL OPTION PROVISIONS. The Board of Directors may, in its sole discretion, include additional provisions in any option granted under the Plan, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, make or arrange for loans or transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided that such additional provisions shall not be inconsistent with any other term or condition of the Plan.

     (b) ACCELERATION. The Board of Directors may, in its sole discretion, accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised.

13.  Compliance With Securities Laws.
     -------------------------------

     Each option shall be subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

14.  Rights as a Shareholder.
     -----------------------

     The holder of an option shall have no rights as a shareholder with respect to any shares covered by the option until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.  Adjustments.
     -----------

     (a) If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares or new or different shares or other securities are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment may be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (iii) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable.

     (b) Adjustments under this Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

16.  Reorganization.
     --------------

     (a) In the event of a consolidation or merger in which the Company is not the surviving corporation, or which results in the acquisition of substantially all of the Company s outstanding Common Stock by a single person, entity or group of persons or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the assets of the Company, or in the event of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (i) PROVIDED that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 425(a) of the Code, (ii) upon written notice to the optionees, provide that all unexercised options will terminate immediately prior to the consummation of such merger, consolidation, acquisition, reorganization, liquidation, sale or transfer unless exercised by the optionee within a specified number of days following the date of such notice, or (iii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such outstanding options (to the extent exercisable) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

     (b) The Company may grant options under the Plan in substitution for options held by employees of another corporation who currently become employees of the Company, or a subsidiary of the Company, and the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

17.  No Special Employment Rights.
     ----------------------------

     Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board of Directors at the time of such absence.

18.  Other Employee Benefits.
     -----------------------

     The amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

19.  Amendment of the Plan.
     ---------------------

     The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that without the approval of the shareholders of the Company the Board of Directors may not (a) materially increase the benefits accruing to individuals who participate in the Plan, (b) increase the maximum number of shares which may be issued under the Plan (except for adjustments specifically provided in the Plan), or (c) materially modify the requirements as to eligibility for participation in the Plan. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment

(including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422A of the Code.

20.  Withholding.
     -----------

     (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion in any particular case or cases, the optionee may elect to satisfy such obligations, in whole or in part,
(i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so withheld or delivered shall have a fair market value equal to the amount of such withholding obligation. The fair market value of the shares used to satisfy such. withholding obligation shall be determined by the Company as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

     (b) Notwithstanding the foregoing, in the case of an optionee subject to the reporting requirements of Section 16(a) of the Exchange Act, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3(e) or any successor rule under such Act.

21.  Cancellation and New Grant of Options.
     -------------------------------------

     The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options under the Plan covering the same or different numbers of shares of Common Stock having an option exercise price per share which may be lower or higher than the exercise price per share of the canceled options.

22.  Effective Date and Duration of the Plan.
     ---------------------------------------

     (a) EFFECTIVE DATE. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, any Incentive Stock Options previously granted under the Plan shall terminate and no further Incentive

Stock Options shall be granted. Amendments to the Plan not requiring shareholder approval shall become effective when adopted by the Board of Directors; amendments requiring shareholder approval (as provided in Section 19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option issued after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's shareholders. If such shareholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was re quired to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

     (b) TERMINATION. Unless sooner terminated in accordance with Section 16, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

                                            Adopted by the Board of Directors on
                                            December 16, 1987.

                                            Approved by the Stockholders on
                                            March 8, 1988.

                              ANALOG DEVICES, INC.



                       Amendment to 1988 Stock Option Plan
                       -----------------------------------


     The 1988 Stock Option Plan of Analog Devices, Inc. is hereby amended by adding the following new Section 23 at the end thereof:

     "23. Change in Control.
          -----------------

          (a) Notwithstanding any other provision to the contrary in this Plan, in the event of a Change in Control (as defined below), all options outstanding as of the date such Change in Control occurs shall become exercisable in full, whether or not otherwise exercisable in accordance with their terms.

          (b) A "Change in Control" shall occur or be deemed to have occurred only if any of the following events occur: (i) any "person," as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) individuals who, as of December 13, 1988, constitute the Board of Directors of the Company (as of the date hereof, the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; (iii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than
(A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 80% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities; or (iv) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets."

                              ANALOG DEVICES, INC.

                   Second Amendment to 1988 Stock Option Plan
                   ------------------------------------------


     The 1988 Stock Option Plan of Analog Devices, Inc. (the "Plan"), pursuant to Section 19 thereof, is hereby amended as follows:

A. Section 4 of the Plan is amended to increase by 1,800,000 the number of shares of Analog Devices, Inc. Common Stock, $.16 2/3 par value per share, subject to the Plan, so that as amended (and taking into account all stock splits and stock dividends distributed through December 12, 1990), said Section 4 shall read as follows:

          "4. STOCK SUBJECT TO PLAN. Subject to adjustment as provided in
Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 3,400,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan."

B. Section 19 of the Plan is deleted in its entirety and replaced with the following:

"19. Amendment of the Plan.
     ---------------------
     (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the shareholders of the Company is required as to such modification or amendment under (i) Section 422A of the Code or any successor provision with respect to Incentive Stock Options or (ii) under Rule 16b-3 or any successor rule ("Rule 16b-3")
promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or (iii) under any applicable listing requirements, the Board of Directors may not effect such modification or amendment without such approval.

     (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422A of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3 or any successor rule."

     The foregoing amendment shall take effect upon the approval by the stockholders of Analog Devices, Inc. Except as so amended, the Plan shall remain in full force and effect.

                                            Adopted by the Board of Directors
                                            December 12, 1990

                              ANALOG DEVICES, INC.

                    Third Amendment to 1988 Stock Option Plan
                    -----------------------------------------


     The 1988 Stock Option Plan of Analog Devices, Inc. (the "Plan"), pursuant to Section 19 thereof, is hereby amended as follows:

     Section 4 of the Plan is amended to increase the number of shares of Analog Devices, Inc. Common Stock, $.16 2/3 par value per share, subject to the Plan, so that as amended (and taking into account all stock splits and stock dividends distributed through December 9, 1992), said Section 4 shall read as follows:

     "4. STOCK SUBJECT TO PLAN. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock which may be issued and sold under the Plan is 6,900,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan."

     Section 6(a) of the Plan is amended to require that all options granted under the plan have an exercise price of not less than 100% of fair market value of such stock on the date of grant, so that as amended, said Section 6(a) should read as follows:

     "6. Purchase Price.
         --------------

     (a) GENERAL. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors, provided, however, that the exercise price shall not be less than 100% of the fair market value of such stock, as determined by the Board of Directors, at the time of grant of such option, or less than 110% of fair market value in the case of Incentive Stock Options described in Paragraph (b) of Section 11."

     The foregoing amendment shall take effect upon the date approved by the Board of Directors, subject to ratification and approval by the stockholders of Analog Devices, Inc. Except as so amended, the Plan shall remain in full force and effect.

                                            Adopted by the Board of Directors
                                            December 9, 1992

                              ANALOG DEVICES, INC.

                   Fourth Amendment to 1988 Stock Option Plan
                   ------------------------------------------

     The 1988 Stock Option Plan of Analog Devices, Inc. (the "Plan"), pursuant to Section 19 thereof, is hereby amended as follows:

     Section 4 of the Plan is hereby amended to include a provision related to
Section 162(m) of the Internal Revenue Code so that, as amended (and effective January 5, 1995, taking into account all stock splits and stock dividends distributed through January 4, 1995), Section 4 will read in its entirety as follows:

     "4. STOCK SUBJECT TO PLAN. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock which may be issued and sold under the Plan is 10,350,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. The number of shares of Common Stock for which stock options may be granted under this Plan to any one employee during any fiscal year shall not exceed 375,000 shares."

     The foregoing amendment shall take effect upon the date approved by the Board of Directors of Analog Devices, Inc. Except as so amended, the Plan shall remain in full force and effect.


                                            Adopted by the Board of Directors
                                            December 7, 1994

                              ANALOG DEVICES, INC.

                    Fifth Amendment to 1988 Stock Option Plan
                    -----------------------------------------

     The 1988 Stock Option Plan of Analog Devices, Inc. (the "Plan"), pursuant to Section 19 thereof, is hereby amended as follows:

     Section 4 of the Plan is amended to increase the number of shares of Analog Devices, Inc. Common Stock, $.16 2/3 par value per share, subject to the Plan, so that as amended (and taking into account all stock splits and stock dividends distributed through January 3, 1996), said Section 4 shall read as follows:

     "4. STOCK SUBJECT TO PLAN. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock which may be issued and sold under the Plan is 22,425,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. The number of shares of Common Stock for which stock options may be granted under this Plan to any one employee during any fiscal year shall not exceed 562,500 shares."

     The foregoing amendment shall take effect upon the date approved by the Board of Directors, subject to ratification and approval by the stockholders of Analog Devices, Inc. Except as so amended, the Plan shall remain in full force and effect.

                                            Adopted by the Board of Directors
                                            December 6, 1995

                              ANALOG DEVICES, INC.

                    Sixth Amendment to 1988 Stock Option Plan
                    -----------------------------------------

     The 1988 Stock Option Plan of Analog Devices, Inc. (the "Plan"), pursuant to Section 19 thereof, is hereby amended as follows:

     Section 22(b) of the Plan is amended to provide that the Plan shall terminate no later than December 15, 1999 rather than no later than December 15, 1997, said Section 22(b) shall read as follows:

     "(b) TERMINATION. Unless sooner terminated in accordance with Section 16, the Plan shall terminate upon the earlier of (i) the close of business on December 15, 1999, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options."

     The foregoing amendment shall take effect upon the date approved by the Board of Directors. Except as so amended, the Plan shall remain in full force and effect.

                                            Adopted by the Board of Directors
                                            March 12, 1996

                     7th Amendment to 1988 Stock Option Plan
                     ---------------------------------------




     The 1988 Stock Option Plan of Analog Devices, Inc. (the "Plan"), pursuant to Section 19 thereof is hereby amended as follows:

     Section 5 FORMS OF OPTION AGREEMENTS, of the Plan is hereby amended by deleting Section 5 in its entirety and substituting in lieu therefor the following new Section 5 AGREEMENTS OR CONFIRMING MEMOS, which shall read as follows:

     "5. AGREEMENTS OR CONFIRMING MEMOS. Options granted under the Plan may but need not be evidenced by agreements (which need be identical) in such form and containing such provisions consistent with the Plan as the Committee shall from time to time approve. Options not documented by written agreement shall be memorialized by a written confirming memorandum stating the material terms of the option and provided to the option recipient. Each agreement or confirming memorandum shall specify whether the subject option is an Incentive Stock Option or a Non-Qualified Stock Option."

     The foregoing amendment shall take effect upon the date approved by the Board of Directors. Except as so amended the Plan shall remain in full force and effect.



Adopted by the Board of Directors:  September 11, 1996.

                     9th Amendment to 1988 Stock Option Plan
                     ---------------------------------------




     The following votes, amending the 1988 Stock Option Plan, pursuant to
Section 19 thereof, were adopted by the Board of Directors of Analog Devices, Inc. on January 17, 1997:

VOTED:    To amend the Corporation's 1988 Stock Option Plan (the "Plan") as
-----     follows:

          1.   By deleting Section 2(c) of the Plan in its entirety;

          2.   By amending Section 9 of the Plan to read as follows:

               "9.  Transferability of Options.
                    --------------------------

                    Except as the Board of Directors (or a committee or persons designated by the Board of Directors) may otherwise determine or provide in an option, options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of the descent and distribution; and, during the life of the optionee, shall be exercisable only by the optionee. References to optionee, to the extent relevant in the context; shall include references to authorized transferees."

FURTHER
VOTED:    That Section 16 included in the Plan as originally adopted, being
----- inconsistent with Section 23 of the Plan adopted as an amendment to the Plan to provide for the automatic acceleration of all options (whether or not then exercisable) outstanding as of the date of a Change in Control (as defined therein) be and hereby is deleted and replaced in its entirety by the said Section 23.

                     8th Amendment to 1988 Stock Option Plan
                     ---------------------------------------



     The following amendment to the 1988 Stock Option Plan, pursuant to Section 19 thereof, was adopted by the Board of Directors of Analog Devices, Inc. on December 3, 1996:

     The 1988 Stock Option Plan of Analog Devices is amended to permit deferral of gain on option exercise by adding a new Section 8A which shall read as follows:

     "8A  Deferral.
          --------

          An optionee may elect, at the discretion of, and in accordance with rules to be established by the Board or the Committee, to defer receipt of any shares of Common Stock issuable upon the exercise of an option, provided that such election is irrevocable and made at least that number of days prior to the exercise of the option that shall be determined by the Board or the Committee. Upon such exercise, the number of shares deferred shall be that number of shares, valued at fair market value on the date of exercise, which is equal in value to the excess of (a) the fair market value of a share of Common Stock on the date of exercise over (b) the option exercise price per share and multiplied by the number of shares covered by such exercise and in respect of which the optionee shall have made the deferral election. The optionee's account under the Analog Devices, Inc. Deferred Compensation Plan shall be credited with a number of stock units equal to the number of shares so deferred."